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                                   EXHIBIT 10D

                              LIQUI-BOX CORPORATION
                           LB SHARES STOCK OPTION PLAN

         Section 1. PURPOSE. This LB Shares Stock Option Plan (hereinafter referred to as the "Plan") is intended as a means whereby full-time employees (hereinafter referred to as "Employee" or "Employees" and "Optionee" or "Optionees") of Liqui-Box Corporation (hereinafter referred to as the "Company") or any subsidiary of the Company designated by the Executive Committee of the Board of Directors of the Company (hereinafter individually referred to a "Subsidiary" and collectively as the "Subsidiaries") can each enlarge his or her proprietary interest in the Company, thereby encouraging the judgment, initiative and efforts of the Employees for the successful conduct of the Company's business. The Plan is also intended to create common interests between the Employees and the other shareholders of the Company, and to assist the Company in attracting, retaining and motivating Employees.

         Section 2. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Executive Committee of the Board of Directors (hereinafter referred to as the "Committee"). The Committee shall construe and interpret the Plan, establish such operating guidelines and rules as it deems necessary for the proper administration of the Plan and make such determinations and take such other action in connection with the Plan as it deems necessary and advisable. It shall designate the Subsidiaries whose employees may participate in the Plan and determine the individuals to whom and the time or times at which Options (as hereinafter defined) shall be granted, the number of shares to be subject to each Option, the Option Price (as hereinafter defined) and the duration of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the Plan. Any such construction, interpretation, rule determination or other action taken by the Committee pursuant to the Plan shall be final, binding and conclusive on all interested parties, including the Company and all former, present and future Employees of the Company.

         Actions by a majority of the Committee at a meeting at which a quorum is present, or actions approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

         Section 3. MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN. Subject to any adjustment as provided in the Plan, the shares to be offered under the Plan may be, in whole or in part, authorized but unissued Common Shares of the Company, or issued Common Shares which shall have been reacquired by the Company and held by it as treasury shares. The aggregate number of Common Shares to be delivered upon exercise of all Options granted under the Plan shall not exceed 500,000 shares plus the amount of any additional Common Shares which may result from any share distributions effected after the approval of this Plan by the Board of Directors of the Company. If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares with respect thereto shall again be available for other Options to be granted under the Plan unless the Plan shall have been terminated.

         Section 4. SELECTION OF OPTIONEES. All those Employees of the Company or its Subsidiaries as shall be determined from time to time by the Committee shall be eligible to participate in the Plan, provided, however, that no Employee may be granted Options in the aggregate which would result in that Employee receiving more than ten percent of the maximum number of shares available for issuance under the Plan. Any Employee who has been granted an Option under another stock option plan of the Company may be granted an additional Option or Options under the Plan if the Committee shall so determine.

         Section 5. OPTION PRICE. The Option Price for the shares covered by each option granted shall be the fair market value of the Common Shares on the Grant Date (as hereinafter defined) of the Option. Such fair market value shall be equal to the mean of the high and low prices of the Common Shares of the Company as reported on the NASDAQ National Market System on such date.


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         Section 6. OPTION REQUIREMENTS. The Options granted pursuant to the
Plan shall be authorized by the Committee and shall be evidenced in writing in a form approved by the Committee and shall include the following terms and conditions:

         (a) OPTIONEE. Each Option shall state the name off the Optionee.

         (b) NUMBER OF SHARES. Each Option shall state the number of shares to which that Option pertains.

         (c) OPTION PRICE. Each Option shall state the Option Price, which shall be not less than one hundred percent (100%) of the fair market value of the shares covered by such Option on the Grant Date of such Option. See Section 5 hereof.

         (d) PAYMENT. The Option Price for the Options being exercised must be paid in full at the time of exercise in a manner acceptable to the Committee. In addition, in order to enable the Company to meet any applicable foreign, federal (including FICA), state and local withholding tax requirements, an Optionee shall also be required to pay the amount of tax to be withheld at the time of exercise. No Common Shares will be delivered to any Optionee until all such amounts have been paid.

         (e) LENGTH OF OPTION. Each Option shall be granted for a period to be determined by the Committee but in no event to exceed more than ten (10) years. However, subject to Sections 9 and 10, each Option shall be exercisable only during such portion of its term as the Committee shall determine, and only if the Optionee is employed by the Company or a Subsidiary of the Company at the time of such exercise.

         (f) EXERCISE OF OPTION. With respect to Options offered pursuant to the Plan to an Employee who is subject to Section 16 of the Securities Exchange Act of 1934 ("Section 16 of the Exchange Act"), if any, no option can be exercised for at least six (6) months after the Grant Date except in the case of death or Disability (as hereinafter defined) as set forth in
Section 10 where the Option is otherwise exercisable. Otherwise, each Optionee shall have the right to exercise his or her Option in the manner specified in this Plan or in the agreement evidencing the granting of such Option.

         Section 7. METHOD OF EXERCISE OF OPTIONS. Each Option shall be exercised pursuant to the terms of such Option and pursuant to the terms of this Plan by giving written notice to the Company at its principal place of business or other address designated by the Company, accompanied by cash, check, shares, or other property acceptable to the Committee, in payment of the Option Price for the number of whole shares specified and paid for and the amount of tax to be withheld as aforesaid. From time to time the Committee may establish procedures relating to effecting such exercises. No fractional shares shall be issued as a result of exercising an Option. The Company shall make delivery of such shares as soon as possible; provided, however, that if any law or regulation requires the Company to take action with respect to the shares specified in such notice before issuance thereof, the date of delivery of such shares shall then be extended for the period necessary to take such action.

         Section 8. NON-TRANSFERABILITY OF OPTIONS. Except as set forth in
Section 10, an Option is exercisable during an Optionee's lifetime only by the optionee. The Options shall not be transferable except by will or the laws of descent and distribution, and shall terminate as provided in this Plan.

         Section 9. EARLIER TERMINATION OF OPTIONS. Upon the termination of the Optionee's employment for any reason whatsoever, including retirement, the Options will terminate as to all shares covered by Options which have not been exercised as of the date of such termination. Notwithstanding the preceding sentence, however, Options shall be exercisable following the death or Disability of the Optionee as set forth in Section 10.

         Section 10. EXERCISE UPON DEATH OR DISABILITY. In the event an Optionee dies while employed by the Company or a Subsidiary, the estate of the deceased Optionee shall have the right to exercise any rights the Optionee would otherwise have under this Plan for a period of six (6) months after the date of the Optionee's death, with exercise to be made as set forth in Section 7.


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         In the event an Optionee becomes Disabled while employed by the
Company or a Subsidiary, the Optionee (or, in the event the Optionee is incapacitated and unable to exercise Options, the Optionee's legal guardian or legal representative whom the committee deems appropriate based on applicable facts and circumstances) shall have the right to exercise any rights the Optionee would otherwise have under this Plan for a period of six
(6) months after the date the Optionee becomes Disabled, with exercise to be made as sat forth in Section 7.

         Section 11. LIMITATION ON SALE OF COMMON SHARES OFFERED PURSUANT TO PLAN. With respect to the Common Shares offered pursuant to the Plan to an Employee who is subject to Section 16 of the Exchange Act, if any, such Common Shares cannot be sold for a least six (6) months after acquisition, except in the case of death or Disability.

         Section 12. NON-QUALIFIED STOCK OPTIONS. The Options granted under the Plan shall be non-qualified stock options.

         Section 13. EFFECT OF CHANGE IN COMMON SHARES SUBJECT TO THE PLAN. In the event any dividend upon the Common Shares payable in shares is declared by the Company, or in case of any subdivision or combination of the outstanding Common Shares the aggregate number of Common Shares to be delivered upon exercise of all Options granted under the Plan shall be increased or decreased proportionately so that there will be no change in the aggregate purchase price payable upon the exercise of the Option. In the event of any other recapitalization or any reorganization, merger, consolidation or any change in the corporate structure or stock of the Company, the Committee shall make such adjustment, if any, as it may deem appropriate to reflect accurately the terms of the option as to the number and kind of shares deliverable upon subsequent exercising of the Option and in the Option prices under the Option.

         Section 14. LISTING AND REGISTRATION OF COMMON SHARES. If at any time the Committee shall determine that listing, registration or qualification of the Common Shares covered by the Option upon any securities exchange or under any state or federal law or the consent or the approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with the purchase of Common Shares under the Option, the Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been of effected or obtained free of any conditions not acceptable to the Committee. Any person exercising an Option shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements.

         Section 15. NO OBLIGATION TO EXERCISE OPTION. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

         Section 16. MISCONDUCT. In the event that an Optionee has (i) used for profit or disclosed to unauthorized persons, confidential information or trade secrets of the Company or its Subsidiaries, or (ii) breached any contract with or violated any fiduciary obligation to the Company or its Subsidiaries, or (iii) engaged in unlawful trading in the securities of the Company or its Subsidiaries or of another company based on information gained as a result of the Optionee's employment with the Company or its Subsidiaries, then that Optionee shall forfeit all rights to any Unexercised Options granted under the Plan and all of the Optionee's outstanding Options shall automatically terminate and lapse, unless the Committee shall determine otherwise.

         Section 17. FOREIGN EMPLOYEES. Without amending the Plan, the Committee may grant Options to eligible Employees who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the committee nay make such modifications, amendments, procedures, and the like as may be necessary or advisable to comply with provisions of laws of other countries in which the company or its Subsidiaries operate or have employees.

         Section 18. BUY OUT OF OPTION GAINS. At any time after any Option becomes exercisable, the Committee shall have the right to elect, in its sole discretion and without the consent of the


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holder thereof, to cancel such Option and pay to the Optionee the excess of the fair market value of the Common Shares covered by such Option over the Option Price of such Option at the date the Committee provides written notice (the "Buy Out Notice") of the intention to exercise such right. Buy outs pursuant to this provision shall be effected by the Company as promptly as possible after the date of the Buy Out Notice. Payments of buy out amounts may be made in cash, in Common Shares, or partly in cash and partly in Common Shares, as the Committee deems advisable. To the extent payment is made in Common Shares, the number of shares shall be determined by dividing the amount of the payment to be made by the fair market value of a Common Share at the date of the Buy Out Notice. In no event shall the Company be required to deliver a fractional Common Share in satisfaction of this buy out provision. Payments of any such buy out amounts shall be made net of any applicable foreign, federal (including FICA), state and local withholding taxes. For the purposes of this Section 18, fair market value shall be equal to the mean of the high and low prices of the Common Shares of the Company as reported on the NASDAQ National Market System on the relevant date.

         Section 19. NO RIGHTS TO OPTIONS OR EMPLOYMENT. No Employee or other person shall have any claim or right to be granted an Option under the Plan. Having received an Option under the Plan shall not give an Employee any right to receive any other grant under the Plan. An Optionee shall have no rights to or interest in any Option except as set forth herein. Neither the Plan nor any action taken herein shall be construed as giving any Employee any right to be retained in the employ of the Company or its Subsidiaries.

         Section 20. MERGER, CONSOLIDATION, ETC. In the event that the Company is a party to a plan or agreement for merger or consolidation or reclassification of its securities or the exchange of its securities for the securities of another person which has acquired the Company's assets or which is in control (as defined in Section 368(c) of the Internal Revenue Code of 1986, as amended) of a person which has acquired the Company's assets, where the terms of such plan or agreement are binding upon all shareholders of the Company, except to the extent that dissenting shareholders may be entitled to relief under Section 1701.85 of the Ohio Revised Code, then Options granted and outstanding pursuant to the Plan for more than six (6) months, notwithstanding the date of exercise fixed in the grant of such Options, shall become immediately exercisable and each Optionee shall be entitled to receive, upon payment of the amount required for exercise of each Option, securities or cash consideration, or both, equal to those the Optionee would have entitled to receive under such plan or agreement if the Optionee had already exercised such option.

         Section 21. AMENDMENT OR TERMINATION. The Board of Directors may amend or terminate the Plan at any time, provided that the Board of Directors shall not (except as provided in Sections 9, 10 and 13 hereof ) make any change in the Options which will impair the rights of the Optionee Therein, without the consent or the Optionee. No option shall be granted herein after September 1, 2001.

         Section 22. OTHER ACTIONS. This Plan shall not restrict the authority of the Committee, the Board of Directors or of the Company or its Subsidiaries for proper corporate purposes to grant or assume stock options, other than under the Plan, to or with respect to any Employee or other person.

         Section 23. COSTS AND EXPENSES. Except as provided in Section 6(d) hereof with respect to taxes, the costs and expenses of administering the Plan shall be borne by the Company, and shall not be charged to any grant nor to any Employee receiving a grant.

         Section 24. PLAN UNFUNDED. The Plan shall be unfunded. Except for reserving a Sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any grant under the Plan.

         Section 25. LAWS GOVERNING PLAN. This Plan shall be construed under and governed by the laws off the State of Ohio.

         Section 26. CAPTIONS. The captions to the several sections hereof are not a part of this Plan, but are merely guides or labels to assist in locating and reading the several sections hereof.


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         Section 27. EFFECTIVE DATE. The Plan shall become effective on the date it is approved by the Board of Directors of the Company.

         Section 28. DEFINITIONS. Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meaning set forth below:

(a) The "Grant Date" of an option shall be the date on which an Option is granted under the Plan.

(b) "Option" means the right granted under the Plan to an Optionee to purchase a Common Share of the Company at a fixed price for a specified period of time.

(c) "Option Price" means the price at which a Common Share covered by an option granted hereunder may be purchased. See Section 5 and Section 6(o) hereof.

(d) With regard to any particular Employee, "Disabled" shall have the meaning set forth in the Company's long term disability program applicable to such Employee.


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                                2000 AMENDMENT TO
                           LB SHARES STOCK OPTION PLAN

WHEREAS, Liqui-Box Corporation ("Corporation") adopted the Liqui-Box Corporation LB Shares Stock Option Plan ("LB Share Stock Option Plan");

WHEREAS, as required by the terms of the LB Shares Stock Option Plan, no options may be issued after September 1, 2001, although options issued before that date may remain outstanding after that date;

WHEREAS, effective December 1, 1999, the Corporation adopted the Liqui-Box Corporation Executive Deferred Compensation Plan ("Deferred Compensation Plan");

WHEREAS, participants in the Deferred Compensation Plan may elect to defer any taxable income on the exercise of Options granted under the LB Shares Stock Option Plan by completing the appropriate section of the "Deferral Notice" made available under the terms of the Deferred Compensation Plan;

WHEREAS, subject to certain restrictions described in Section 21 of the LB Shares Stock Option Plan, the Board retained the power to amend the LB Shares Stock Option Plan;

NOW, THEREFORE, effective on the date approved by the Corporation's Board of Directors, Section 7 of the LB Shares Stock Option Plan is amended by the addition of the following new paragraph:

Each Participant who also is a participant in the Liqui-Box Corporation Executive Deferred Compensation Plan ("Deferred Compensation Plan") may elect to defer recognition of any gain on the exercise of any Option by (i) completing the appropriate section of the Deferral Notice made available under the Deferred Compensation Plan and (ii) otherwise complying with the rules and requirements imposed by the Deferred Compensation Plan. If this election is made, any Common Shares acquired through the exercise of an Option subject to this deferral will be distributed from the trust associated with the Deferred Compensation Plan under the distribution provisions established as part of the Deferred Compensation Plan, including the requirement that the affected Common Shares be held and distributed in that form.

IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed this amendment to be effective as of September 26, 2000.

                                      LIQUI-BOX CORPORATION

                                      By:      /s/ C. William McBee
                                         -------------------------------------

                                      Print Name:     C. William McBee
                                                 -----------------------------

                                      Title:   President & COO
                                            ----------------------------------


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